UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

Sun Country Airlines Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2022, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Sun Country Airlines Holdings, Inc. (the “Company”) adopted an incentive bonus plan (the “2022 Incentive Bonus Plan”) pursuant to which each of the Company’s executive officers and certain other officers of the Company selected by the Compensation Committee are eligible to receive an annual cash bonus based upon performance goals established by the Compensation Committee.

Under the 2022 Incentive Bonus Plan, each of the Company’s participating officers is eligible to receive a bonus based on the Company’s overall performance as measured by certain financial and operating performance metrics, including Adjusted CASM, Adjusted EBT Margin, Adjusted EBT Margin Ranking, on-time arrival, completion factor and freighter operations performance.

The target annual bonus amount for each participating officer is set at a percentage of such officer’s annual base salary. The target annual cash bonus amount for the Company’s Chief Executive Officer, President and Chief Financial Officer, and Chief Operating Officer is 150%, 125% and 100% of base salary, respectively.

The actual amounts paid to each participating officer may be less than, or exceed, such officer’s target bonus depending on, among other things, the extent to which the Company meets its performance goals during the applicable performance period, as determined by the Compensation Committee in the Compensation Committee’s sole discretion.

All payments under the 2022 Incentive Bonus Plan are subject to the participant’s continued employment with the Company in a position that is eligible to participate in the 2022 Incentive Bonus Plan through the bonus payment date.

In addition, on February 1, 2022, the Compensation Committee approved a discretionary cash bonus in respect of the year ended December 31, 2021 of 122.8%, 87.6% and 87.6% of base salary for the Company’s Chief Executive Officer, President and Chief Financial Officer, and Chief Operating Officer, respectively, consistent with such officers’ employment agreements with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2022	Sun Country Airlines Holdings, Inc.

	By:	/s/ Eric Levenhagen
		Name:	Eric Levenhagen
		Title:	Chief Administrative Officer, General Counsel and Secretary